SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

BlackRock MuniYield New York Quality Fund, Inc.

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Jennifer Raab

Alexander Vindman

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2024

BlackRock MuniYield New York Quality Fund, Inc.

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in Proposal 1(a) (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of BlackRock MuniYield New York Quality Fund, Inc., a Maryland Corporation and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We believe that the Board of Directors of the Fund (the “Board”) needs fresh ideas and perspectives to address the Fund’s trading discount and corporate governance issues. Therefore, we have nominated a slate of highly qualified and independent Nominees for election to the Board, whose election will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and their approach to shareholder rights.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect the Nominees, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2024 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held on [●], 2024 at [●] [a.m./p.m.] (Eastern Time), at [●].

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about [●], 2024.

Saba is seeking your support at the Annual Meeting with respect to the following proposal (the “Proposal”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposal		Our Recommendation

1(a).	To elect Saba’s slate of two nominees —Jennifer Raab and Alexander Vindman (each, a “Nominee” and collectively, the “Nominees”) — to serve as Class II directors to be voted on by the holders of Common Shares (as defined below) and the Preferred Shares (as defined below), voting together as a single class, and hold office until the Fund’s 2027 annual meeting of shareholders, or until their respective successors are duly elected and qualified.	FOR ALL of the Nominees

1(b).	To elect one Class II director to be voted on by the holders of preferred shares of the Fund (the “Preferred Shares”) to the Board, with such individual, if elected, to serve until the later of the Fund’s 2027 annual meeting of shareholders, or until his successor is elected and qualified (the “Preferred Shares Nominee”).	No Recommendation
To transact such other business as may properly come before the Annual Meeting.

Based on the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”) and other public filings, the Board is currently comprised of ten directors divided into three classes. Each class is elected for a term of three years, with the term of one class of directors expiring at each annual meeting of the shareholders. At the Annual Meeting, two Class II directors are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.10 per share (the “Common Shares”) and the Preferred Shares, voting together as a single class, and another Class II director to be elected by holders of the Preferred Shares, each for a three-year term expiring at the Fund’s 2027 annual meeting of shareholders.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominees to serve as Class II directors of the Fund.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●]. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)), in the aggregate, [●] Common Shares, including [●] shares held in record name. There were [●] Common Shares and [●] Preferred Shares outstanding as of the Record Date according to the Fund’s proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”).

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in Proposal 1(a). We are making no recommendation on Proposal 1(b). By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1(a) and “AGAINST” the Preferred Shares Nominee in Proposal 1(b).

According to the Amended and Restated Bylaws of the Fund, effective as of October 28, 2010 (the “Bylaws”), in a contested election of directors, the qualified nominees receiving the affirmative vote of a majority of the “Shares” (as defined in the Bylaws) outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominees in Proposal 1(a) at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nominations of the Nominees. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

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If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

We believe that BlackRock and the Fund’s directors must be held accountable for the Fund’s large and persistent trading discount and its anti-shareholder governance practices.

Saba’s highly qualified slate of Nominees will ensure the Board has the right mix of experience to address the Fund’s critical challenges. Our Nominees possess markets experience, a deep understanding of retail investors’ needs, corporate governance expertise and capital allocation skills.

We recommend voting “FOR ALL” of Saba’s Nominees.

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PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

According to the Fund’s Proxy Statement, the Board is currently comprised of ten directors divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years, and according to the Fund’s Proxy Statement, there will be two Class II directors elected by holders of Common Shares and Preferred Shares, voting together as a single class, at the Annual Meeting.

We are soliciting proxies to elect the Nominees—Jennifer Raab and Alexander Vindman —to serve as directors with a term expiring at the 2027 annual meeting of shareholders (Proposal 1(a)). The Nominees, if elected, would constitute two of ten members, a minority, of the Board.

According to the Fund’s Proxy Statement, holders of Preferred Shares are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two directors of the Fund at all times. These directors are Class II and Class I directors and are up for election, one per year, in 2024 at the Annual Meeting and 2026, respectively. This year the Preferred Shares Nominee is up for election as the Class II director who may be elected by the holders of the Preferred Shares (Proposal 1(b)). We are making no recommendation with respect to Proposal 1(b).

The Nominees, if elected, will serve a three-year term until the later of the 2027 annual meeting of shareholders, or until their successors have been duly elected and qualified. There is no assurance that any of the Fund’s nominees will serve as a director if one or more of the Nominees are elected to the Board.

Even if both of the Nominees are elected, because the Nominees would only represent a minority of the members of the Board, there can be no assurance that they would be able to implement the actions that they believe are necessary to enhance shareholder value without the support of the other members of the Board.

The age and other information related to the Nominees shown below are as of the date of this Proxy Statement.

Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
JENNIFER RAAB Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 67	None	N/A	Jennifer Raab has served as the President and Chief Executive Officer of the New York Stem Cell Foundation, one of the world’s leading nonprofit organizations dedicated to accelerating cures for major diseases through stem cell research, since 2024. Ms. Raab is also the President Emerita of Hunter College, where she served as President from 2001 to 2023. Previously, Ms. Raab served as Chairman and Commissioner of the New York City Landmarks Preservation Commission from 1994 to 2001. From 1990 to 1994, Ms. Raab was a Litigation Associate at Paul, Weiss, Rifkind, Wharton & Garrison LLP. Prior to Paul, Weiss, Ms. Raab was a Litigation Associate at Cravath, Swaine & Moore LLP from 1985 to 1990.	N/A	None.

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From 1981 to 1982, Ms. Raab served as Director of Public Affairs for the New York City Planning Commission. Ms. Raab also served as Special Projects Manager for the South Bronx Development Organization from 1979 to 1981.

Ms. Raab serves as a director of the Association for a Better New York Foundation and previously served as a director on the board of the Hunter College Foundation from 2001 to 2023. Also, Ms. Raab served on the boards of directors of Compuware Corporation from 2013 to 2015, One to World Foundation from 2014 to 2017, The After School Corporation from 2000 to 2017, and the United Way of New York from 2013 to 2016. Ms. Raab has also served as a member of the Advisory Boards of the National Institute of Social Sciences in 2022 and Women.NYC from 2019 to present.

Ms. Raab has served as a member of The Council on Foreign Relations since 2006, the Steering Committee for the Association for a Better New York since 2002, the New York Building Congress since 2009, and The Economic Club of New York since 2011.

Her work has garnered many awards and accolades, including her election in 2016 to the American Academy of Arts and Sciences. In 2022, she earned the Gold Honor Medal for distinguished service to society and humanity from the National Institute of Social Sciences. Ms. Raab has received additional honors from organizations including the Martina Arroyo Foundation, Albany Law School, United Way of New York City, and the Kennedy Child Study Center.

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Ms. Raab received a B.A. with distinction in all subjects from Cornell University in 1977, an M.P.A. from the Woodrow Wilson School of Public and International Affairs at Princeton University in 1979, and a J.D. cum laude from Harvard Law School in 1985.

Ms. Raab’s qualifications to serve as a director of the Fund include her extensive experience in senior management and leadership roles across various institutions and businesses across multiple industries.

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
ALEXANDER VINDMAN Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 48	None	N/A

Dr. Alexander Vindman, a retired U.S. Army Lieutenant Colonel, has served as the President of the Here Right Matters Foundation, a 501(c)(3) nonprofit organization that is focused on helping Ukraine win its war with Russia and rebuild afterwards, since 2023 and as the Founder and Director of the Institute for Informed American Leadership, a national security think tank, since 2022. Previously, Dr. Vindman was the director for Eastern Europe, the Caucasus, and Russia on the White House’s National Security Council from 2018 to 2020. Prior to the National Security Council, he served as the Political-Military Affairs Officer for Russia for the Chairman of the Joint Chiefs of Staff from 2015 to 2018 and as an attaché at the U.S. Embassies in Moscow, Russia and Kyiv, Ukraine from 2008 to 2015.

Dr. Vindman has served as a Senior Fellow at the Foreign Policy Institute at the Johns Hopkins School of Advanced International Studies since 2020, a Hauser Leader at the Center for Public Leadership at Harvard University’s Kennedy School of Government since 2022, an Executive Board Member of the Renew Democracy Initiative since 2020, a Senior Fellow at the Kettering Foundation since 2023, and a Senior Advisor for VoteVets since 2021.

				N/A	None.

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Dr. Vindman is a published author with his 2021 New York Times bestselling memoir, Here, Right Matters, detailing, amongst other things, how he became a chief witness in former President Donald Trump’s first impeachment trial.

Dr. Vindman’s military awards include two Legions of Merit and the Purple Heart, having sustained wounds in an IED attack during the Iraq War.

Dr. Vindman received a B.A. from the State University of New York at Binghamton in 1999, an M.A. in Russian, Eastern European, and Central Asian Studies from Harvard University in 2011, an MA in International Affairs from Johns Hopkins School of Advanced International Studies in 2021, and a Ph.D. from the Johns Hopkins School of Advanced International Studies in 2022.

Dr. Vindman’s qualifications to serve as a director of the Fund include his academic and professional accomplishments, his notable experience as a geopolitical strategist, and his renown for upholding proper governance principles through ethical leadership and accountability.

The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940 (the “1940 Act”)).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Jennifer Raab	None	None
Alexander Vindman	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominees will be considered independent directors of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

We refer shareholders to the Fund’s Proxy Statement for the names, background, qualifications, and other information concerning the Fund’s director nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

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Each of the Nominees has entered into a nominee agreement (the “Nominee Agreements”) pursuant to which Saba Capital has agreed to defend and indemnify the Nominees against, and with respect to, any losses that may be incurred by such Nominee in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. If elected or appointed, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee directors. The Nominees will not receive any compensation from Saba for their services as directors of the Fund if elected or for any other reason.

The Nominees have agreed to being nominated as nominees in this Proxy Statement and have confirmed their willingness to serve on the Board if elected. We do not expect that the Nominees will be unable to stand for election, but, in the event that a Saba Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Section 14 of the Exchange Act. If Saba determines to add nominees, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, in a contested election of directors, the qualified nominees receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares and Preferred Shares (together with the Common Shares, the “Shares”) at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote FOR the Nominees and FOR the Shareholder Proposal. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, FOR ALL of Saba’s Nominees and AGAINST the Preferred Shares Nominee.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” of the Nominees standing for election to the Board named in this Proxy Statement (Proposal 1(a)).

We are making no recommendation with respect to the Preferred Shares Nominee standing for election to the Board (Proposal 1(b)).

The Participants intend to vote all of their Common Shares in favor of the Nominees, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo-voted (i.e. meaning they will be voted in the same proportion as the votes of all other shareholders).

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, the presence in person or by proxy of the holders of Shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at the Annual Meeting. Abstentions are treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

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What vote is needed to approve the Proposals?

Proposal 1 – Election of Class II Directors. According to the Bylaws, in a contested election of directors, the qualified nominees receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected. Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 1.

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR ALL” OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “WITHHOLD” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “WITHHOLD” on its white proxy card is not the same as voting for the Nominees because a withhold vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

●	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
●	delivering a written revocation to the secretary of the Fund at 50 Hudson Yards, New York, NY 10001; or
●	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

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Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately [●] persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. Saba does not intend to seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund at [●], or by calling toll free at [●].

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s directors, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s directors; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the 2025 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-06500.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P. Saba Capital Master Fund, Ltd. Boaz R. Weinstein Jennifer Raab Alexander Vindman [●], 2024

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 2,544,998 Common Shares in the aggregate, representing 6.57% of the outstanding Common Shares. The percentage used herein is based upon 38,721,746 Common Shares outstanding as of July 31, 2023, as disclosed in the Fund’s Annual Report for the fiscal year ended July 31, 2023 filed with the SEC on October 5, 2023. Of the 2,544,998 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 2,544,998 Common Shares (including 1,038 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 2,544,998 Common Shares (including 1,038 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares or any other securities of the Fund.

Ms. Raab, one of the Nominees, may be deemed to own >$120,000 worth of stock in funds that may be deemed affiliates of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of each of the Nominees are disclosed in the section of this Proxy Statement titled “PROPOSAL 1: ELECTION OF CLASS II DIRECTORS”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

14

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a director to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or her associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

15

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Date	Side	Common	06/06/2023	Buy	83,615	11/13/2023	Buy	80,130
		Shares	06/07/2023	Buy	24,014	11/14/2023	Buy	172
10/17/2022	Buy	41,586	06/09/2023	Buy	7,060	11/15/2023	Buy	100
10/18/2022	Buy	44,739	06/13/2023	Buy	14,902	12/01/2023	Buy	3
10/19/2022	Buy	530	06/14/2023	Buy	19,385	12/22/2023	Buy	12,832
10/21/2022	Buy	88,210	06/20/2023	Buy	11,631	12/26/2023	Buy	44,654
10/28/2022	Buy	42,330	06/21/2023	Buy	22,062	12/27/2023	Buy	1,366
11/01/2022	Buy	61,300	06/22/2023	Buy	3,651	12/29/2023	Buy	5
11/02/2022	Buy	54,156	06/27/2023	Sell	(395,471)	01/08/2024	Sell	(2,227)
11/03/2022	Buy	9,884	07/03/2023	Buy	3	01/30/2024	Sell	(3,150)
11/07/2022	Buy	53,414	07/17/2023	Buy	62,137	02/01/2024	Buy	4
11/08/2022	Buy	2,550	07/18/2023	Buy	133,061	02/06/2024	Buy	20,226
11/09/2022	Buy	53,488	07/19/2023	Buy	28,367	02/07/2024	Buy	4,913
11/15/2022	Buy	13,189	07/20/2023	Buy	25,405	02/08/2024	Buy	3,185
11/16/2022	Buy	4,204	07/21/2023	Buy	2,647	02/15/2024	Buy	3,857
11/17/2022	Buy	16,982	07/27/2023	Buy	3,600	02/16/2024	Buy	65,255
11/21/2022	Buy	17,222	07/31/2023	Buy	3	02/20/2024	Buy	96,391
12/19/2022	Buy	27,287	08/01/2023	Buy	13,676	02/21/2024	Buy	126,964
12/20/2022	Buy	19,049	08/02/2023	Buy	1,000	02/22/2024	Buy	12,281
12/21/2022	Buy	26,456	08/09/2023	Buy	26,318	02/26/2024	Buy	202,624
12/22/2022	Buy	81,170	08/10/2023	Buy	45,820	02/27/2024	Buy	36,000
12/23/2022	Buy	7,767	08/11/2023	Buy	12,805	03/11/2024	Buy	1,200
12/27/2022	Buy	59,574	08/14/2023	Buy	24,533	04/02/2024	Buy	5,175
12/28/2022	Buy	8,956	08/15/2023	Buy	31,052	04/04/2024	Sell	(25,172)
03/02/2023	Buy	13,329	08/16/2023	Buy	24,974
03/07/2023	Buy	69,376	08/17/2023	Buy	3,024
03/13/2023	Buy	12,117	08/18/2023	Buy	3,602
03/15/2023	Buy	25,765	08/28/2023	Buy	14,633
03/21/2023	Buy	30,998	09/01/2023	Buy	4
03/22/2023	Buy	21,595	09/13/2023	Buy	6,774
03/24/2023	Buy	7,417	09/14/2023	Buy	38,066
04/03/2023	Buy	3	09/15/2023	Buy	14,541
04/04/2023	Buy	71,827	09/20/2023	Buy	4,300
04/05/2023	Buy	43,387	09/27/2023	Buy	11,580
04/06/2023	Buy	4,046	10/02/2023	Buy	3
04/10/2023	Buy	23,298	10/03/2023	Buy	6,108
04/11/2023	Buy	61,817	10/10/2023	Buy	1,930
04/12/2023	Buy	97,575	10/11/2023	Buy	13,348
04/19/2023	Sell	(200)	10/12/2023	Buy	11,054
04/20/2023	Sell	(10,074)	10/13/2023	Buy	5,576
05/01/2023	Buy	3	10/16/2023	Buy	111,415
05/09/2023	Sell	(2,487)	10/17/2023	Buy	19,030
05/10/2023	Sell	(600)	10/20/2023	Buy	2,500
05/18/2023	Buy	38,506	10/26/2023	Buy	35,043
05/19/2023	Buy	3,422	10/27/2023	Buy	24,668
05/30/2023	Buy	2,046	10/30/2023	Buy	1,381
05/31/2023	Buy	14,618	11/01/2023	Buy	4
06/01/2023	Buy	3	11/02/2023	Buy	14,797
06/05/2023	Buy	22,869	11/07/2023	Buy	3,880

16

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominees by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1(a) and “AGAINST” Proposal 1(b).

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

17

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

BlackRock MuniYield New York Quality Fund, Inc.

Proxy Card for 2024 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein AND THE INDIVIDUALS NAMED IN PROPOSAL 1(a)

THE BOARD OF DIRECTORS (THE “BOARD”) OF BLACKROCK MUNIYIELD NEW YORK QUALITY FUND, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Abraham Schwartz, Pierre Weinstein and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of BlackRock MuniYield New York Quality Fund, Inc., a Maryland corporation and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to Proposal 1, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the nominees in Proposal 1(a) (the “Nominees”) and “AGAINST” the Preferred Shares Nominee (as defined below) in Proposal 1(b). None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

*Abstentions will be treated as shares that are present and entitled to vote and therefore will count as votes against the proposals below.

We recommend that you vote “FOR ALL” of the Nominees in Proposal 1(a):

Proposal 1(a) – Election at the Annual Meeting of the individuals nominated by Saba Capital.

FOR ALL	ABSTAIN FOR ALL*	AGAINST ALL
❑	❑	❑

Nominees:	FOR	ABSTAIN*	AGAINST
Jennifer Raab	❑	❑	❑
Alexander Vindman	❑	❑	❑

We make no recommendation on Proposal 1(b):

Proposal 1(b) – Election by the holders of preferred shares of the Fund at the Annual Meeting of the individual nominated by the Fund (the “Preferred Shares Nominee”).

2024 Preferred Shares Nominee	FOR	ABSTAIN*	AGAINST
	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.